This presentation contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and are subject to risks, uncertainties, and other factors that could cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, competition, programming availability and quality, technological developments, developmental difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, the occurrence of one or more future terrorist attacks, wars, public health concerns or other domestic or international crises and other factors detailed, from time to time, in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Since Introduction In Early 2001 Driving Contracts Over 475,000 Signed New and Renewals Driving Revenue INTERACTIVE DIGITAL SYSTEM Guest room television tailored to meet Each hotel's specific needs and Achieve its goals. Enhanced marketing Improving branding Increasing guest satisfaction Building revenue

Increase 2003 Over Tape % Change Movie Revenue $ 20.92 $ 5.21 33.2% Other Interactive Services 6.76 2.67 65.3% Total Per Guest Pay Room $ 27.68 $ 7.88 39.8% Interactive Digital System Demonstrable Increase in Revenue Per Room Over Tape FINANCIAL HIGHLIGHTS Movies - Expanded Content Other Interactive Services - Diversified Revenue

Average Contract Length 6.5 Years Annual Revenue $ 333 Annual Cash Flow $ 136 Total Cash Flow Over Life $ 884 Average Capital Investment $ 382 Payback Period 2.8 Years Cash-on-Cash Return 35.6% Digital New Single Room Economics * Revenue and cash flow based on TTM March '04 actual results; capital based on Q1'04 levels INTERACTIVE DIGITAL SYSTEM

Average Contract Length 6.5 Years 6.5 Years Annual Revenue $ 333 $ 333 Annual Cash Flow $ 136 $ 136 Total Cash Flow Over Life $ 884 $ 884 Average Capital Investment $ 382 $ 305 Payback Period 2.8 Years 2.2 Years Cash-on-Cash Return 35.6% 44.6% Digital Upgrade Digital New Single Room Economics * Revenue and cash flow based on TTM March '04 actual results; capital based on Q1'04 levels INTERACTIVE DIGITAL SYSTEM

2000 423 2001 456 2002 439 0 Q1 2003 420 0 Q2 2003 408 0 Q3 2003 396 0 Q4 2003 391 Q1 2004 382 New Installation Digital Capital per Room TAPE $423 $456 $439 $420 $408 $396 DIGITAL FINANCIAL HIGHLIGHTS $391 $382 DIGITAL DIGITAL DIGITAL DIGITAL DIGITAL DIGITAL

2000 423 2001A 0.15 2002A 0.3 0 2003A 0.42 0 2004P 0.55 0 2005P 0.65 0 2006P 0.75 2007P 0.9 Growing Influence of Digital Percentage of Digital in Total Guest Pay Room Base 15% 30% 42% 55% 65% 75% FINANCIAL HIGHLIGHTS

1996 1997 1998 1999 2000 2001 2002 2003 GP Interactive Rooms 400245 511851 596000 660000 725075 812149 876348 924643 Total Rooms 516348 613407 703325 755000 806112 887830 952673 994127 1997 1999 2000 2001 1998 Driving Expansion of Interactive Room Base Largest Worldwide Hotel Provider - One Million Rooms 2002 2003 INTERACTIVE DIGITAL SYSTEM

STRONG & DIVERSIFIED CUSTOMERS

Total US/Canadian Lodging Market 75+ Hotel Room Market 16 25 Slice 3 7 Slice 4 27 More Than 300 rooms 75 - 149 rooms On Command LodgeNet Other Providers Unserved 151 - 299 rooms Under 75 rooms 4.5 Million Rooms 3.5 Million Rooms Portion of unserved that may meet economic criteria STRONG COMPETITIVE POSITION *company estimates 32%

14 35 Slice 3 28 Slice 4 7 Suburban Resort Highway Airport Urban DIVERSIFICATION Diversified Locations

2002 21407 2003 64 2004 727 0 2005 709 0 2006 844 0 2007 726 0 2008 743 2009 676 2010+ 890 Total Hotels 14% 13% 16% 14% 14% STABILITY 13% 16% Future Contract Expirations Average Remaining Contract Life Approximately 40 Months As of 3/31/04 Long-term Contracts - Approximately 2% Annual Churn

(in millions) Steady Revenue Growth FINANCIAL HIGHLIGHTS Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 TTM Revenue 200 207 212 217 221 224 230 235 240 243 247 250 254 TTM Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625

Q1 2004 Q1 2003 % Change Movie Revenue $ 17.04 $ 17.12 - 0.5% Other Interactive Services 5.37 4.77 12.6% Total Per Guest Pay Room $ 22.41 $ 21.89 2.4% Q1 Revenue Per Room Analysis Occupancy Levels up 1.3% Quarter over Quarter Only 1 Movie in Q1 '04 with Box Office > $150M versus 5 Titles in Q1 '03 Digital Platform Installed in 45% of Rooms FINANCIAL HIGHLIGHTS

Q1 '02 0.592 Q2 '02 0.575 Q3 '02 0.564 0 Q4 '02 0.556 0 Q1 '03 0.554 0 Q2 '03 0.552 0 Q3 '03 0.541 Q4 '03 0.564 Q1 '04 0.557 Gross Profit Margin Improvement FINANCIAL HIGHLIGHTS 55.7% 56.4% Improving margin trends beginning in Q4 '03

(in millions) Increasing Operating Income exclusive of Depreciation & Amortization 1995 Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Operating Income exclusive of Depreciation & Amortization 15.9 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 84.9 86.7 Occupancy 0.251 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 FINANCIAL HIGHLIGHTS TTM

Q1 02 -6.8 Q1 '03 0.4 Q1 '04 5.6 Cash Flow Net Of Investing FINANCIAL HIGHLIGHTS $0.4 (in millions) $(6.8) $5.6

Cash Flow Analysis Q1 '04 Q1 '03 FY2003 Cash from Operations $ 18.3 $ 17.5 $ 48.6 Corp Capital / Minor Extensions (2.0) (4.5) (7.5) Digital Renewal Investment * (3.9) (4.9) (17.1) Pre-Expansion Cash Flow $ 12.4 $ 8.1 $ 24.0 New Room Investment ** (6.8) (7.7) (29.0) Post- Expansion Cash Flow $ 5.6 $ 0.4 $ (5.1) *Digital Upgrade Rooms 12,950 14,341 50,774 **New Digital Rooms 17,749 18,441 71,775 (in millions) FINANCIAL HIGHLIGHTS Q1 2004 Debt Reduced $7.6 Million from 12/31/03

Cash from Operations Analysis Q1 2004 Q1 2003 TTM Average Shares Outstanding 12,980 12,431 12,607 Cash from Operations $ 1.41 $ 1.40 $ 3.91 Pre-Expansion Cash Flow $ 0.96 $ 0.65 $ 2.24 Growth Investment per Share 0.52 0.62 2.22 Post-Expansion Cash Flow $ 0.43 $ 0.03 $ 0.02 (per outstanding share) FINANCIAL HIGHLIGHTS (in thousands)

Capitalization 3/31/04 12/31/03 Cash and Cash Equivalents $ 6.0 $ 2.8 Debt: Revolver $ -- $ 7.0 Term Loan 146.2 146.6 9.5% Senior Notes 200.0 200.0 11.50% Senior Notes 12.0 12.0 Capital Leases 2.4 2.6 Total Debt $ 360.6 $ 368.2 Average Cost of Debt 9.0% 9.5% Consolidated total leverage ratio* 4.20x 4.39x Maximum per covenant 4.75x 5.00x * Defined per terms of the Credit Facility dated August 2001 (in millions) FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS Full Year 2004 Guidance FY' 04 Range Revenue $ 270.0 - $276.0 Operating Income $ 13.5 - $ 16.5 Operating Income exclusive of D & A $ 91.5 - $ 94.5 Net Loss $ (19.8) - $(14.8) EPS (Loss) $ (1.51) - $(1.13) Capital Investment $ 57.0 - $ 59.0 Net New Rooms 50,000 - 55,000 (in millions except per share) 100 BP Change in Occupancy = $ 4.0 Million in Revenue 100 BP Change in Occupancy = $ 2.5 Million in Operating Income before D&A

FORECASTING THROUGH 2006 - Revenue: 8-10% - Operating Income excluding D&A: 10-12% Operating Income: 80-85% Compounded Annual Growth Rates Through 2006: Net Income Positive in 2006 - 2007 Annual Capital Investment between $60-$70 Million End of 2006 - Leverage Ratio approximately 3.0x

INVESTMENT SUMMARY Continuous Innovation Operational Excellence World's Largest Provider Digital Rooms Driving Revenue Demonstrable Digital Model Experienced Management Team

Copyright 2004 LodgeNet Entertainment Corporation All rights reserved.

Reconciliation of Operating Income exclusive of Depreciation & Amortization Operating Income exclusive of Depreciation and Amortization = Operating Income + D&A (12 months trailing)